                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]

FILED BY PARTY OTHER THAN THE REGISTRANT [_]

CHECK THE APPROPRIATE BOX:

[_]     Preliminary Information Statement

[_]     Confidential, for Use of the Commission Only (as permitted by Rule

        14c-5(d)(2))

[X]     Definitive Information Statement

Serino 1, Corp.

                (Name of Registrant as specified in its charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]     No fee required.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transactions applies:

(3)     Per unit price or other underlying value of transaction computed pursuant to exchange act rule 0-11:

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

[_]     Fee paid previously with preliminary materials.

[_]     Check box if any part of the fee is offset as provided by exchange act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, schedule or registration statement no.:

(3)     Filing party:

(4)     Date filed:

For Additional Information Contact:

VERDIRAMO & VERDIRAMO, P.A.

3163 Kennedy Boulevard

Jersey City, New Jersey 07306

(201) 798-7082

SERINO 1, Corp.

3163 Kennedy Boulevard

Jersey City, New Jersey 07306

January 16, 2006

To Our Stockholders:

The purpose of this information statement is to inform the holders of record of shares of our common stock and preferred stock as of the close of business on the record date, December 30, 2005 that our board of directors has recommended, and that a majority of our stockholders intend to vote in favor of resolutions which will accomplish the following:

-

Amend our articles of incorporation to change the name of the corporation to Fresh Harvest Products, Inc.

We have 1 consenting stockholders who hold shares of our common stock set aside from their name as per the following:

Vincent L. Verdiramo, our president and director

   100,000

As a group the consenting stockholders hold a total of 100,000 shares of our common stock. The consenting stockholders will vote in favor of the proposed corporate actions. The consenting stockholders will have the power to pass the proposed corporate actions without the concurrence of any of our other stockholders.

The consenting stockholders will have the power to vote their collective consenting stockholders shares of the common stock of 100,000 which equals 100.00% of the issued and outstanding shares of the common stock on the record date.

This information statement is being mailed on or about January __, 2006 to all stockholders of record as of December 30, 2005.

We appreciate your continued interest in SERINO 1, Corp.

                    Very truly yours,

                    /s/ Vincent L. Verdiramo

                    Vincent L. Verdiramo

                    President

SERINO 1, Corp.

3163 Kennedy Boulevard

Jersey City, New Jersey 07306

TELEPHONE (201) 217-4137

INFORMATION STATEMENT

   WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

This information statement is furnished to the holders of record at the close of business on December 30, 2005, the record date, of the outstanding common and preferred stock of SERINO 1, Corp. pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, in connection with an action by the holders of the majority of the votes of our stock which will accomplish the following:

*

Amend our articles of incorporation to change the name of the corporation to Fresh Harvest Products, Inc.

This information statement will be sent on or about January __, 2006 to our stockholders of record who do not sign the majority written consent described herein.

VOTING SECURITIES

In accordance with our bylaws, our board of directors has fixed the close of business on December 30, 2005 as the record date for determining the stockholders entitled to notice of the above noted action. The amendments to our articles of incorporation require the affirmative vote of a majority of the shares of our common stock issued and outstanding at the time the vote is taken.

The quorum necessary to conduct business of the stockholders consists of a majority of the common and preferred stock issued and outstanding as of the record date. As of the record date, 100,000 shares of the common stock were issued and outstanding, no shares of preferred stock are issued and outstanding. Each share of the common stock outstanding entitles the holder to one vote on all matters brought before the common stockholders.

We have two consenting stockholders who hold shares of our common stock set aside from their name as per the following:

Vincent L. Verdiramo, our president and director

   100,000

As a group the consenting stockholders hold a total of 100,000 shares of our common stock. The consenting stockholders will vote in favor of the proposed corporate actions. The consenting stockholders will have the power to pass the proposed corporate actions without the concurrence of any of our other stockholders.

The consenting stockholders will have the power to vote their collective consenting stockholders shares of the common stock of 100,000, which equals 100.00% of the issued and outstanding shares of the common stock on the record date.

DISTRIBUTION AND COSTS

We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. In addition, we will only deliver one information statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this information statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Security holders may also address future requests regarding delivery of information statements and/or annual reports by contacting us at the address noted above.

DISSENTERS' RIGHT OF APPRAISAL

No action will be taken in connection with the proposed corporate actions by our board of directors or the voting stockholders for which Delaware law, our articles of incorporation or bylaws provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.

BACKGROUND

THE COMPANY

SERINO 1, Corp., (the “Company”) was organized in the State of New Jersey on March 04, 1994 and reincorporated in the State of Delaware on September 13, 1995.  Effective March 29, 2005 the name of the Company changed to SERINO 1, Corp. The Company is actively seeking a potential merger or acquisition candidate.

AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE ITS NAME TO

“FRESH HARVEST PRODUCTS, INC."

The Company's Board of Directors has unanimously adopted a resolution seeking stockholder approval to amend the Articles of Incorporation to change the Company's name to “Fresh Harvest Products, Inc." The Board of Directors believes that this amendment is in the Company's best interests because it will more accurately reflect its planned change of business model as a holding company with diversified interests in the mining and exploration industry. The proposed amendment will not have any material affect on the Company's reporting requirements or stock price. Stockholders will not be required to have new stock certificates reflecting the name change. New stock certificates will be issued in due course as old certificates are tendered to the Company's transfer agent. The Company will file a certificate of amendment to the articles incorporation changing the Company's name. The certificate of amendment to the articles of incorporation of SERINO 1, Corp. will be substantially in the form attached to this Information Statement as Exhibit A.

VOTE REQUIRED

The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is required to approve the amendment to our articles of incorporation to change the name of the corporation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE TO APPROVE THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE ITS NAME TO “Fresh Harvest Products, Inc."

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists as of December 29, 2005, the beneficial ownership of SERINO 1, Corp.’s common stock by each person known by SERINO 1, Corp. to beneficially own more than 5% of SERINO 1, Corp.’s common stock outstanding and by the officers and directors of SERINO 1, Corp. as a group. Except as otherwise indicated, all shares are owned directly. SERINO 1, Corp., knows of no other person who is the beneficial owner of more than five percent of SERINO 1, Corp.'s common stock. Unless specifically indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

	Shares Beneficially Owned
Directors, Officers and 5% Stockholders	Number	Percent
Vincent L. Verdiramo 3163 Kennedy Boulevard Manchester, Connecticut 66420	100,000	100.00%
All SERINO 1, Corp, directors and officers as a group (1 person(s))	100,000	100.00%